UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2016 (November 15, 2016)
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MEAD JOHNSON NUTRITION COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 832-2420
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure.

In a press release dated November 11, 2016, Mead Johnson Nutrition Company (the “Company”) announced that it will present at the Morgan Stanley Global Consumer & Retail Conference in New York, New York on Tuesday, November 15, 2016. The Company’s presentation will be broadcast live over the Internet and can be accessed in the manner set forth in the press release. The Company is furnishing herewith as Exhibit 99.1 a copy of the materials that it expects to present at the conference.

Item 9.01: Financial Statements and Exhibits.

(d)    Exhibits

99.1	Mead Johnson Nutrition Company Presentation dated November 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: November 15, 2016	By:	/s/ Patrick M. Sheller
Patrick M. Sheller
Senior Vice President, General Counsel and Secretary